UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/31/2007

America's Car-Mart, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-14939

Texas	63-0851141
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

802 Southeast Plaza Avenue
Suite 200
Bentonville, Arkansas 72712
(Address of principal executive offices, including zip code)

479-464-9944
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to prior written notice given to the Chief Executive Officer of America's Car-Mart, Inc. (the "Company"), on January 31, 2007, Carl E. Baggett, a director of the Company, retired from the board of directors. Mr. Baggett will continue to serve as an advisory director of the Company. Mr. Baggett has served as a director since 2002, and the Company appreciates his valuable service.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart, Inc.

Date: February 02, 2007	By:	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary